UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 1, 2012

ZILLOW, INC.

(Exact name of registrant as specified in its charter)

Washington	001-35237	20-2000033
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1301 Second Avenue, Floor 31, Seattle, Washington		98101
(Address of principal executive offices)		(Zip Code)

(206) 470-7000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 1, 2012, Zillow, Inc. (“Zillow”) held its 2012 Annual Meeting of Shareholders (the “2012 Annual Meeting”), at which its shareholders approved an amendment to the Zillow, Inc. Amended and Restated 2011 Incentive Plan (the “2011 Plan”) to increase the total number of shares of Class A common stock authorized for issuance under the 2011 Plan by 1,000,000 shares and approve the material terms of the performance goals and maximum amounts payable for performance-based awards under the 2011 Plan for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended.

The Compensation Committee of the Board (the “Compensation Committee”) will continue to administer the 2011 Plan. Under the 2011 Plan, employees, officers, directors, consultants, agents, advisors and independent contractors are eligible to receive awards. Awards granted under the 2011 Plan may consist of stock options, stock appreciation rights, stock awards, restricted stock, stock units, performance shares, performance units, cash-based awards or other incentives payable in cash or in shares of Class A common stock as may be determined by the Compensation Committee.

The foregoing summary of the 2011 Plan, and summaries of the 2011 Plan set forth in Zillow’s definitive proxy statement for the 2012 Annual Meeting filed with the Securities and Exchange Commission on April 17, 2012, is qualified in its entirety by reference to the full text of the Amended and Restated 2011 Plan, which is filed as Exhibit 10.1 to this Current Report.

Item 5.07	Submission of Matters to a Vote of Security Holders.

As described above in Item 5.02, on June 1, 2012, Zillow held its 2012 Annual Meeting. At the 2012 Annual Meeting, Zillow’s shareholders voted on the following matters with the following results:

(1)	Election of three directors nominated by Zillow’s Board to serve until the 2015 Annual Meeting of Shareholders.

DIRECTOR	FOR	WITHHELD	BROKER NON-VOTES
Erik Blachford	101,742,533	113,422	2,400,055
Spencer M. Rascoff	101,644,312	211,643	2,400,055
Gordon Stephenson	101,700,909	155,046	2,400,055

(2)	To approve an advisory resolution approving the compensation of Zillow’s named executive officers for 2011.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
101,702,954	148,810	4,191	2,400,055

(3)	To conduct an advisory vote on the frequency of future advisory votes to approve the compensation of Zillow’s named executive officers.

ONE YEAR	TWO YEARS	THREE YEARS	ABSTAIN	BROKER NON-VOTES
4,826,640	148,769	96,876,155	4,391	2,400,055

Consistent with the Board’s recommendation in Zillow’s 2012 Proxy Statement and the voting results, Zillow has determined to hold an advisory vote on the compensation of Zillow’s named executive officers every third year.

(4)	To approve the Zillow, Inc. Amended and Restated 2011 Plan, including approval of an increase in the total number of authorized shares and approval of the material terms of the performance goals for the plan.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
95,575,574	6,273,952	6,429	2,400,055

(5)	To ratify the appointment of Ernst & Young LLP as Zillow’s independent registered public accounting firm for the fiscal year ending December 31, 2012.

FOR	AGAINST	ABSTAIN
104,234,549	17,978	3,483

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

10.1	Zillow, Inc. Amended and Restated 2011 Equity Incentive Plan (incorporated by reference to Appendix A to Zillow’s Definitive Proxy Statement filed with the Securities and Exchange Commission on April 17, 2012)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 7, 2012	ZILLOW, INC.

	By:	/s/ KATHLEEN PHILIPS
Name: Kathleen Philips
Title: General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description

10.1	Zillow, Inc. Amended and Restated 2011 Equity Incentive Plan (incorporated by reference to Appendix A to Zillow’s Definitive Proxy Statement filed with the Securities and Exchange Commission on April 17, 2012)